SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2004

(February 9, 2004)

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

525 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 5.	Other Events

Effective February 9, 2004, Anthony M. Sanfilippo, a member of the Registrant’s Board of Directors, resigned from his position as a Director.

Item 7.	Financial Statements and Exhibits.

a. Financial Statements

Not required

b. Pro forma Financial Information

Not required

c. Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: February 10, 2004

KNIGHT TRADING GROUP, INC.

By:	/s/ John H. Bluher

Name:	John H. Bluher
Title:	Executive Vice President, General Counsel and Secretary